UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 22, 2006

NNN Apartment REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-130945	20-3975609
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On November 22, 2006, Wachovia Bank, National Association, or Wachovia Bank, assigned 50% of its interest, rights and obligations under our credit agreement with Wachovia Bank dated October 31, 2006, or the Credit Agreement, to LaSalle Bank National Association, or LaSalle Bank, pursuant to an Assignment and Acceptance Agreement dated November 22, 2006 between Wachovia Bank, as assignor and agent, and LaSalle Bank, as assignee, or the Assignment and Acceptance Agreement. Under the Assignment and Acceptance Agreement, Wachovia Bank assigned $37,500,000 of the total $75,000,000 commitment for our secured revolving line of credit under the Credit Agreement to LaSalle Bank and its proportionate rights and obligations under the Credit Agreement. Wachovia Bank retained $37,500,000 of the total $75,000,000 commitment under the Credit Agreement.

In connection with this assignment to LaSalle Bank, we entered into a first amendment to the Credit Agreement dated November 22, 2006, by and among Wachovia Bank, as agent and lender, LaSalle Bank, as lender, NNN Apartment REIT Holdings, L.P., as borrower, and NNN Apartment REIT, Inc, Apartment REIT Walker Ranch, LP and Apartment REIT Walker Ranch GP, LLC, as guarantors, or the First Amendment. The First Amendment acknowledges Wachovia Bank’s assignment of the portion of the commitment to LaSalle Bank and further provides that, if Wachovia Bank assigns a portion of its commitment under the Credit Agreement pursuant to which Wachovia Bank’s commitment is less than $15,000,000 and LaSalle Bank’s commitment is at least $15,000,000, then the lenders under the Credit Agreement (excluding Wachovia Bank) may elect to remove Wachovia Bank as Agent, which resignation or removal would also constitute Wachovia Bank’s resignation as a Swingline Lender, as defined in the Credit Agreement, and, at Wachovia Bank’s option, may also constitute Wachovia Bank’s resignation as Issuing Lender, as defined in the Credit Agreement.

In connection with the Assignment and Acceptance Agreement, we executed a revolving note dated November 22, 2006 in the amount of $162,500,000 with Wachovia Bank as lender, or the Wachovia Bank Revolving Note, and a revolving note dated November 22, 2006 in the amount of $37,500,000 with LaSalle Bank as lender, or the LaSalle Bank Revolving Note. These notes are in replacement of the existing revolving note in the amount of $75,000,000 with Wachovia Bank as lender, which was executed by us in connection with the Credit Agreement. The combined amount of the Wachovia Bank Revolving Note and the LaSalle Bank Revolving Note allows for our option to expand our secured revolving line of credit to $200,000,000 if and when exercised by us, as provided in the Credit Agreement.

The Assignment and Acceptance Agreement, the First Amendment, the Wachovia Bank Revolving Note and the LaSalle Bank Revolving Note have been filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Assignment and Acceptance Agreement dated November 22, 2006 by and among Wachovia Bank, National Association, LaSalle Bank National Association and Wachovia Bank, National Association

10.2 First Amendment to Credit Agreement dated November 22, 2006 among NNN Apartment REIT Holdings, L.P., NNN Apartment REIT, Inc., Apartment REIT Walker Ranch, LP and Apartment REIT Walker Ranch GP, LLC, Wachovia Bank, National Association and the Lenders.

10.3 Revolving Note dated November 22, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association

10.4 Revolving Note dated November 22, 2006 by and among NNN Apartment REIT Holdings, L.P. and LaSalle Bank National Association

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Apartment REIT, Inc.

November 28, 2006	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Assignment and Acceptance Agreement dated November 22, 2006 by and among Wachovia Bank, National Association, LaSalle Bank National Association and Wachovia Bank, National Association
10.2	First Amendment to Credit Agreement dated Novmeber 22, 2006 among NNN Apartment REIT Holdings, L.P., NNN Apartment REIT, Inc., Apartment REIT Walker Ranch, LP and Apartment REIT Walker Ranch GP, LLC, Wachovia Bank, National Association and the Lenders
10.3	Revolving Note dated November 22, 2006 by and among NNN Apartment REIT Holdings, L.P. and Wachovia Bank, National Association
10.4	Revolving Note dated November 22, 2006 by and among NNN Apartment REIT Holdings, L.P. and LaSalle Bank National Association